Exhibit 10.09

Houston, Texas	June 1, 2010

PROMISSORY NOTE

RECITALS

WHEREAS, the undersigned five corporate entities (each, a "Maker;” or collectively, “Makers”) were each co-makers of a certain Renewal Promissory Note (the “Original Note”) dated May 21, 2007, in the original stated amount of $5,579,847.00, in favor of Teton, Ltd., a Texas limited partnership (“Payee”);

WHEREAS, the Original Note was previously amended by Amendment to Renewal Promissory Note dated May 21, 2008 (the “First Amendment”); by Second Amendment to Renewal Promissory Note and Loan Modification Agreement dated March 3, 2009 (the “Second Amendment”); by Third Amendment to Renewal Promissory Note dated May 21, 2009 (the “Third Amendment”); by Fourth Amendment to Renewal Promissory Note dated May 20, 2009 (the “Fourth Amendment”); by Fifth Amendment to Renewal Promissory Note dated September 21, 2009 (the “Fifth  Amendment”); by Sixth Amendment to Renewal Promissory Note dated October 21, 2009 (the “Sixth  Amendment”); and by Seventh Amendment to Renewal Promissory Note dated February 15, 2010 (the “Seventh Amendment”);

WHEREAS, the Original Note matured on May 21, 2010; and on the date hereof, the Original Note has an outstanding balance of $6,987,646.00, consisting of $5,952,303.00 in outstanding principal and $1,035,343.00 in accrued and unpaid interest;

WHEREAS, by means of this Promissory Note (the “Note”), Makers and Payee desire to renew and extend the Original Note and the liens and security interests that secure repayment of the Original Note.

NOW, THEREFORE, the undersigned Original Note Makers hereby agree as follows:

AGREEMENT

FOR VALUE RECEIVED, the undersigned (i) Pegasi Energy Resources Corporation, a Nevada corporation f/n/a Maple Mountain Explorations Inc.; (ii) Pegasi Energy Resources Corporation, a Texas corporation; (iii) Pegasi Operating Inc., a Texas corporation; (iv) TR Rodessa, Inc., a Texas corporation; and (v) 59 Disposal, Inc., a Texas corporation (each, a "Maker;” or collectively, “Makers”), promise to pay to the order of Teton, Ltd., a Texas limited partnership ("Payee"), at 710 N. Post Oak Rd., Suite 400, Houston, Texas 77024, or such other address as Payee may from time to designate, the sum of SIX MILLION NINE HUNDRED EIGHTY-SEVEN THOUSAND SIX HUNDRED FORTY-SIX AND 00/100 Dollars ($6,987,646.00), in legal and lawful money of the United States of America, plus simple interest thereon at the rate of eight percent (8%) per annum from the date hereof until maturity, if timely paid. Matured unpaid principal shall bear interest at a rate equal to the  lesser of (i) fifteen percent (15%) per annum or (ii) the highest rate allowable by law (the “Default Rate”).  Makers acknowledge that the stated principal amount of this Note represents the current outstanding balance of the Original Note, that the Original Note is being replaced by this Note, and that this Note provides Makers with an extended maturity date and period within which to repay the Note.

Payments of all accrued interest owed to the date of payment shall be payable without demand on (i) October 1, 2010, (ii) January 1, 2011, and (ii) April 1, 2011.  In the event that any of the required interest payments are not timely paid, the entire outstanding balance of this Note shall bear interest at the Default Rate beginning on the missed payment date and ending on the date Makers pay the above-referenced missed interest payment together with all default interest arising after such missed payment.  This Note is due and payable on June 1, 2011 (the “Maturity Date”), when all amounts outstanding under this Note shall be due and payable in full.

All payments hereon shall be applied first to interest, if any, and thereafter to the balance of principal.

It is expressly provided that upon default in the punctual payment of this Note or any part thereof, principal or interest, as the same shall become due and payable, then at the option of the holder, the entire indebtedness shall be matured; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through Probate, Bankruptcy or other judicial proceedings, then Makers agree and promise to pay reasonable attorney's fees.  Each maker, surety and endorser of this Note expressly waives all notices of any kind or character, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest, as to this Note and as to each, every and all installments hereof.

Additionally, upon the insolvency of any Maker, the appointment of a receiver for all or any part of any Maker's property, an assignment for the benefit of creditors of any Maker, a calling of a meeting of creditors of any Maker, the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against any Maker or any guarantor or surety for Maker, the holder hereof may, at its option, declare the entirety of this Note, principal and interest, immediately due and payable, and pursue any and all other remedies available to it at law or in equity, but failure to do so at any time shall not constitute a waiver of such holder's right to do so at any other time.  Failure to exercise this option upon any default shall not constitute a waiver of the right to exercise it in the event of any subsequent defaults.

It is expressly provided and stipulated that notwithstanding any provision of this Note, in no event shall the aggregate of all interest paid by Makers to the Payee hereunder ever exceed the maximum rate of interest which may lawfully be charged Makers under the applicable usury laws, now or hereafter in effect, on the principal balance of this Note from time to time advanced and remaining unpaid.  In this connection, it is expressly stipulated and agreed that it is the intent of the Payee and Makers in the execution and delivery of this Note to contract in strict compliance with the applicable usury laws.  In furtherance thereof, none of the terms of this Note shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged under such laws.  Neither Makers nor any guarantors, endorsers, sureties, or other parties now or hereafter becoming liable for payment of this Note shall ever be liable for interest in excess of the maximum interest that may lawfully be charged under such laws, and the provisions of this paragraph shall govern over all other provisions of this Note.

Makers may prepay this Note at anytime without penalty.

This Note shall be governed by and construed in accordance with the laws of the State of Texas.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a written document expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective.

THE UNDERSIGNED AND PAYEE, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Note is secured by a Stock Pledge and Security Agreement of even date by and between Pegasi Energy Resources Corporation, a Nevada corporation f/n/a Maple Mountain Explorations Inc.  (“Pledgor” and/or “Debtor”), and Teton, Ltd., a Texas limited partnership (“Secured Party”).

Executed to be effective as of June 1, 2010.

Makers/Borrowers:
Pegasi Energy Resources Corporation, a Nevada corporation f/n/a Maple Mountain Explorations Inc.

By:
Richard Lindermanis, Senior Vice President and CFO

Pegasi Energy Resources Corporation, a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Nevada corporation f/n/a Maple Mountain Explorations Inc.)

By:
Richard Lindermanis, Vice President

Pegasi Operating Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By:
Richard Lindermanis, Vice President

TR Rodessa, Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By:
Richard Lindermanis, Vice President

59 Disposal, Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By:
Richard Lindermanis, Vice President

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